UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

Quantum Cyber N.V.

(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-41010	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Connecticut Ave, Suite 400, Norwalk CT 06854

(Address of Principal Executive Offices) (Zip Code)

+1 (561) 562-4111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Ordinary Shares, nominal value €0.01 per share	QUCY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2026, in connection with the launch of an “at the market” offering program, Quantum Cyber N.V. (the “Company”) entered into a sales agreement (the “Sales Agreement”) with Titan Partners Securities LLC, as sales agent (the “Agent”). In accordance with the terms of the Sales Agreement and the Prospectus Supplement (defined below), the Company may sell, from time to time, an aggregate of up to $100,000,000 of its ordinary shares, nominal value €0.01 per share (the “Ordinary Shares” and such shares sold pursuant to the Sales Agreement, the “Shares”).

The Shares may be issued and sold from time to time through the Agent pursuant to the Company’s shelf Registration Statement on Form S-3 (File No. 333-296480), initially filed with the Securities and Exchange Commission (the “SEC”) on June 4, 2026 and declared effective by the SEC on June 15, 2026, including the base prospectus dated June 15, 2026 contained therein. The Company has filed a prospectus supplement, dated October 9, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offer and sale of the Shares pursuant to the Sales Agreement (the “Prospectus Supplement”). The Company intends to use the net proceeds from the sale of the Shares, if any, (i) to fund capital expenditures and software development related to its motor, propeller and quantum antenna lines, (ii) to fund software development related to its operating system, (iii) to fund the expansion of its production capacity, and product offerings, including through potential acquisitions of, investments in, or strategic partnerships or joint ventures with, complementary businesses, technologies or assets, and (iv) for working capital and general corporate purposes.

The Company may, from time to time and subject to the terms of the Sales Agreement, sell the Shares thereunder, but is not obligated to sell any such Shares. Subject to the terms and conditions of the Sales Agreement, the Agent will use its commercially reasonable efforts to sell, on the Company’s behalf, the Shares offered by the Company under the Sales Agreement. The Agent may sell such Shares by any methods deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act, including without limitation sales made directly on The Nasdaq Capital Market or any other existing trading market for the Ordinary Shares or to or through a market maker. The Agent may also sell Shares in negotiated transactions. The offering of Shares pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of all Shares subject to the Sales Agreement and (ii) the termination of the Sales Agreement as permitted therein.

The Company has agreed to pay the Agent a commission equal to 3.0% of the gross sales price of the Shares sold pursuant to the Sales Agreement. In addition, the Company has agreed to reimburse the Agent for certain specified expenses. The Sales Agreement contains customary representations, warranties and agreements of the Company and the Agent, indemnification rights and obligations of the parties and termination provisions.

The foregoing summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference. The provisions of the Sales Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the Sales Agreement and are not intended as a document for investors and the public to obtain factual information about the Company’s current state of affairs. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares under the Sales Agreement, nor shall there be any sale of such Shares in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The legal opinion of CMS Derks Star Busmann N.V. relating to the Shares being offered pursuant to the Sales Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

1

Forward-Looking Statements

Certain information in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, statements regarding the Company’s sale of Shares under the Sales Agreement and the Company’s intended use of proceeds. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements, including due to changes in economic and financial conditions, such as volatility in interest and exchange rates and in the capital or credit markets, and due to other factors discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2026, Quarterly Report on Form 10-Q filed with the SEC on August 14, 2026 and Current Report on Form 8-K filed with the SEC on May 26, 2026 and other documents filed with the SEC from time to time. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Sales Agreement, dated as of October 9, 2026, by and between Quantum Cyber N.V. and Titan Partners Securities LLC.
5.1	Opinion of CMS Derks Star Busmann N.V.
23.1	Consent of CMS Derks Star Busmann N.V. (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File, formatted within the inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum Cyber N.V.

	By:	/s/ David Lazar
	Name:	David Lazar
	Title:	Chief Executive Officer

Dated: October 9, 2026

3